Exhibit 99.1

Investor Presentation September 15, 2020 Franchise Group Proprietary Information

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the securities laws (including the Private Securities Litigation Reform Act of 1995). Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They may include words or variations of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “view,” “opportunity,” “potential,” “should,” “could,” or “may” or other similar words or expressions that convey projected future events or outcomes. Forward-looking statements provide the Company’s or its management’s current expectations, predictions, opinions or judgments of future conditions, events or results. All statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future are forward-looking statements. They may include estimates or projections of revenues, income, earnings per share, capital expenditures, dividends, liquidity, capital structure, synergies, EBITDA or other financial items, descriptions of the Company’s or management’s plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date they are made and although the Company believes that its beliefs, assumptions and expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance or guarantee that actual results, performance or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors (including, but not limited to a variety of economic, competitive and regulatory factors), many of which are beyond the control of the Company and its management team. Furthermore, the Company disclaims any obligation to publicly update, clarify or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or otherwise, except as required by law. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Transition Report on Form 10-K/T for the transition period ended December 28, 2019, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, as well as additional factors that have been or may be described from time to time in other filings with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. All of the forward-looking statements made in this document are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. You are cautioned not to rely on the forward-looking statements contained in this presentation. Franchise Group Proprietary Information2

Non-GAAP Financial Measures and Key Metrics and Additional Information Non-GAAP Financial Measures and Key Metrics This presentation includes Proforma Adjusted EBITDA and non-GAAP earnings per share. Proforma Adjusted EBITDA represents net income before interest, income taxes, depreciation and amortization adjusted for certain non-core or non-operational items related to restructuring and related charges, early extinguishment of debt costs, litigation settlement costs, transaction-related costs, and fair value acquisition accounting adjustments related to inventory. Proforma Adjusted EBITDA is a financial measure not prepared in accordance with generally accepted accounting principles (“GAAP”). Management believes that Proforma Adjusted EBITDA is useful to investors as a supplemental measure in evaluating the aggregate performance of our operating businesses and in comparing our results from period to period because they exclude items that management does not believe are reflective of the Company’s core or ongoing operating results. Proforma Adjusted EBITDA is the measure that is used by the Company’s management to evaluate performance and make resource allocation decisions each period. Proforma Adjusted EBITDA is also the primary operating metric used in the determination of executive management's compensation. In addition, a measure similar to Proforma Adjusted EBITDA is used in the Company’s credit facilities. Proforma Adjusted EBITDA should not be considered in isolation or as a substitute for net income or other income statement information prepared in accordance with GAAP and our presentation of Proforma Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. Franchise Group Proprietary Information3

Investment Highlights Leading platform of franchised or franchisable concepts Value-enhancing capital allocation strategy focused on attractive and growing dividend for shareholders Resilient throughout an economic cycle and COVID-19 pandemic Disciplined, value-based acquisition strategy targeting asset-light businesses with superior cash flow Synergistic platform drives significant revenue and cost synergies across portfolio concepts Refranchising strategy creates significant cash inflows to de-lever and acquire additional brands Experienced management team with strong shareholder alignment Franchise Group Proprietary Information4

Management Team with Strong Shareholder Alignment Management team owns >30% of outstanding pro forma FRG stock and is highly aligned with public shareholders Brian Kahn CEO Andrew Laurence EVP Andrew Kaminsky EVP & CAO Eric Seeton CFO Todd Evans Chief Franchising Officer ▪President, Chief Executive Officer and Director of FRG ▪Founded and serves as investment manager of Vintage Capital Management –Value-oriented, operations-focused, private and public equity investor specializing in the consumer, aerospace and defense, and manufacturing sectors ▪Extensive experience as an executive, director, franchisor or franchisee, and/or equity investor in franchised and franchisable businesses, including Buddy’s, Flexi Compras, Good-to-Go Wheels and Tires, Rent-a-Center, Aaron’s, Papa Murphy’s, Zoe’s Kitchen, Vitamin Shoppe, Liberty Tax, Rentway, and Red Robin ▪Executive Vice President of FRG ▪Partner of Vintage Capital since January 2010, responsible for transaction sourcing, due diligence and execution ▪Previous experience as an officer and director of public companies, including API Technologies and IEC Electronics ▪Executive Vice President and Chief Administrative Officer of FRG ▪Previously held executive and operating positions with Viavi Solutions Inc., Cobham plc and Aeroflex Holding Corp. ▪15+ years in investment banking, including as a Managing Director at Oppenheimer & Co. Inc. and CIBC ▪Chief Financial Officer of FRG ▪Previously served as the SVP and CFO of API Technologies Corporation ▪Held senior finance roles with multiple public and private companies ▪Certified Public Accountant ▪Chief Franchising Officer of FRG ▪Previously led Franchising at UBREAKIFIX/Asurion, Rent A Tire and Aaron’s, Inc. Franchise Group Proprietary Information5

Franchise Group’s Brands Created through the combination of American Freight and Sears Outlet Offers deep value brand-name furniture, mattresses, and appliances at discounted prices with flexible payment options Buys direct from manufacturers and sells in warehouse-style stores 300+ stores in over 30 states with over 4 million satisfied customers Leading assisted tax return preparer in the U.S. and Canada More than 2,500 U.S. offices and 1 million annual U.S. returns Primarily franchised business model Specialty retailer which franchises and operates rent-to-own stores Focus on durable goods, such as electronics, residential furniture, appliances and household accessories 290 locations, of which approximately 70% are franchises Omni-channel specialty retailer and wellness lifestyle company Offers a comprehensive assortment of nutritional solutions, including vitamins, minerals, specialty supplements, herbs, sports nutrition, homeopathic remedies, green living products, and natural beauty aids 735 Company-operated retail stores in the U.S. under The Vitamin Shoppe and Super Supplements banners, as well as its online store Franchise Group Proprietary Information6

American Freight – Brand Overview Company Overview LTM Revenue Mix by Merchandise Category ▪Following the combination of legacy American Freight and Sears Outlet, the business is a category-defining retailer of value furniture and appliances with more than 300 locations across 30+ states –Combined business generates approximately $900 million in revenue –Combined Store Base covers 128 of 210 designated market areas in the U.S. ▪Legacy American Freight stores are no-frills warehouses with efficient merchandising to provide best-in-category value for customers while reducing operating costs Furniture 42% Mattresses 11% Other 10% Appliances 37% ▪American Freight Outlet (formerly Sears Outlet) provides value to manufacturers by offering a dependable channel for liquidation of their returned, reconditioned or scratched/dented products ▪Combined business operates through a simplified supply chain that leverages domestic manufacturers and distributors ▪Expected to continue to gain market share within the large and growing value furniture segment as other players of scale move towards premiumization ▪American Freight founded in 1994 and combined headquarters in Delaware, Ohio American Freight Locations Franchise Group Proprietary Information7

Buddy’s Home Furnishings – Brand Overview Company Overview 2019 Revenue Mix by Merchandise Category ▪Buddy’s is the 3rd largest operator of rent-to-own (“RTO”) stores in North America, with 290 stores –Approximately 70% are franchises –Goal to become 90% franchised over time –Located in 21 U.S. states and territories ▪Sources products from large, well-known brands, such as Ashley Furniture, Sealy, LG, GE, Samsung, Whirlpool, Dell, and HP ▪Highest percentage of franchised stores in the RTO industry, providing a potential path to growth without significant capital deployment –Buddy’s refranchising strategy provides a “playbook” for other FRG business lines ▪Corporate segment consists of approximately 90 Company-operated stores –Company-operated stores serve as a proving ground for operational initiatives ▪Founded in 1961 and headquartered in Orlando, Florida Smartphones, 5% Computer, 8% Appliances 15% Consumer Electronics, 26% Other, 3% Locations Furniture, 42% Franchise Group Proprietary Information8

Liberty Tax – Brand Overview Company Overview 2019 Revenue Mix by Stream ▪Liberty Tax is the 3rd largest institutional tax-preparation service provider in North America, more than 2,500 U.S. offices –~94% franchised units ▪Provides federal and state income tax preparation services and do-it-yourself tax preparation software ▪Primarily serves the underbanked population, with ~80% of its customer base earning <$50k annually ▪To create a more balanced business and smooth seasonality at Liberty, FRG is working to provide franchisees and customers more value-added “all-season” products and services ▪Testing Liberty Tax “store within a store” model with American Freight to drive mutual customer traffic and further demonstrate the strategic synergy of our brands ▪Founded in 1997 and headquartered in Virginia Beach, Virginia Tax Preparation Fees 12% Interest Income 6% Financial Products / E-file Fees 28% Other Revenue 2% Franchise Fees and Royalties 52% Franchise Group Proprietary Information9

The Vitamin Shoppe – Brand Overview

Company Overview

- Vitamin Shoppe is a ~$1 billion revenue national specialty health supplement retailer with 735 locations
- Operates as an omni-channel specialty retailer of nutritional products in the US and internationally
- Approximately 14,000 SKUs from approximately 700 brands, including The Vitamin Shoppe®, BodyTech®, True Athlete®, Mytrition®, plnt®, ProBioCare® and Next Step® brands
- Ongoing shift toward private brands is expected to drive margin expansion
  - Launching private label CBD product in second half of 2020
  - Private brands are exclusive to Vitamin Shoppe and drive customer retention
- E-commerce sites complement in-store experience by extending product offerings with approximately 7,200 additional SKUs
  - Enables access to customers outside Vitamin Shoppe's retail markets and those who prefer to shop online
  - Direct-to-consumer sales have grown from approximately 11% of all sales in 2019 to over 20% YTD 2020 demonstrating very strong growth in the channel
- Existing stores are currently Company-operated, representing a significant potential refranchising opportunity
- Expected significant overhead savings opportunity from streamlining organization and leveraging FRG shared services
- Founded in 1977 and headquartered in Secaucus, New Jersey

2019 Revenue Mix by Channel



Direct To Consumer Sales 11%
Store Sales 89%

Locations



33
8
3
8
3
88
12
3
8
1
2
3
3
54
10
5
3
8
2
38
19
13
5
13
25
1
6
25
8
17
80
31
25
27
1
71
1
6
2
21
2
11
34
3
22
7
3

Franchise Group Proprietary Information

10

Disciplined, Value-Based Acquisition Strategy ▪Acquisition strategy targets franchised or franchisable businesses that are highly cash flow generative and support attractive and growing dividends to shareholders –Willing to repair and build challenged businesses –Prepared to supplement or replace management –Focus on low capital expenditure businesses ▪Acquired businesses must have strong box-economics and fit into one of three categories: –Multi-unit franchise businesses that can be scaled –Multi-unit businesses that are predominantly corporate-owned but can be franchised –Multi-unit businesses that can be restructured to maximize value before achieving an exit ▪Established corporate platform enables FRG to deploy capital to acquire assets that may have few natural buyers but become more valuable as part of FRG –Bring more structured financial discipline –Shared services –Purchasing efficiencies –Implementing best practices

Strategic Brand Transformation Customer Demographics AF Outlet Avg. Age 50 51 Female 55% 56% Avg. Household Income $56K $70K Home Owners 76% 96% College Degree or Higher 35% 34% High School Diploma 45% 52% –Many cost efficiencies already achieved –Continued opportunity to accelerate growth –Management team fully integrated –Rebranding is complete –Extremely attractive franchising economics ▪Both operate multi-unit consumer businesses Products Average Store Size AF Outlet AF Outlet Appliances 0% 84% Sq. Ft. 28K 35K Furniture 76% 4% Mattresses 24% 5% –Ancillary revenue (including protection plans) –In-home, same day delivery –Flexible purchasing options

Significant American Freight Synergies ▪At the time of the American Freight acquisition, FRG management developed a plan to achieve approximately $42 million in annual synergies ▪Basedonperformancetodate,FRGnowbelievesthatthereareincrementalsynergy opportunities that will exceed its original plan ▪Implementation has been accelerated, in part due to COVID-19 ▪Synergies identified across multiple functions, including: –Merchandising –Marketing –Finance and operations ▪Seniorleadershipassembledasingle-focusedAmericanFreightmanagementteam combing the talent from both legacy companies ▪Additionally, FRG has leveraged its platform to drive incremental cost savings and implement best practices ▪Cross branding opportunity with Liberty Tax ▪20 Liberty kiosks are expected to open in American Freight stores for the next tax season

▪Resilient model performing ahead of expectations for 2020 despite the impact of COVID-19 ▪Outperformed expectations in both the first and second quarter of 2020 ▪Raised financial guidance after each quarter ▪Strong Non-GAAP EPS growth despite $0.30 of dilution from June common stock offering $ in MM Except per Share Data Fiscal Year 2020 Preliminary Guidance(1) Revised Guidance(2) Further Revised Guidance(3) Revenue $2,100 - $2,150 High end of previous range N/A PF Adj. EBITDA $230 - $240 High end of previous range $255+ Non-GAAP EPS $2.35 - $2.55 $2.60+ $2.70+ (2) Reflects June 18, 2020 FRG management guidance (3) Reflects August 5, 2020 FRG management guidance

($ in MM) Three Months Ended Six Months Ended June 27, 2020 June 27, 2020 Note: See slides 20 and 21 for a reconciliation of Proforma Adjusted EBITDA to GAAP

(1) Reflects market capitalization on balance sheet date except Proforma which is at September 10, 2020 (2) Proforma takes into account the current cash balance at September 11, 2020 plus $24 million of cash for pending tax refunds

Appendix

FRG History



5.00mm
4.50mm
4.00mm
3.50mm
3.00mm
2.50mm
2.00mm
1.50mm
1.00mm
0.50mm
0.00mm
Volume (Shares)
$30
$25
$20
$15
$10
$5
Price per Share
June-18
March-19
December-19
September-20
1
2
3
4
5
6
7
8
9
10
Franchise Group, Inc. (NasdaqGM:FRG) Volume
Franchise Group, Inc. (NasdaqGM:FRG) Stock Price

1) August 1, 2018: Vintage Capital / Brian Kahn announces approximately 2.3MM share position in Liberty Tax
2) July 10, 2019: Liberty Tax merges with Buddy's Home Furnishings in an all equity transaction at an implied enterprise value of approximately $122MM and announces new franchising business model
3) August 8, 2019: Liberty Tax announces agreement to acquire The Vitamin Shoppe in an all cash transaction for approximately $208MM
4) August 27, 2019: Liberty Tax announces agreement to acquire Outlet business from Sears Hometown and Outlet Stores, Inc. in an all cash transaction for approximately $133MM
5) September 9, 2019: Liberty Tax changes its name to Franchise Group, Inc.
6) October 23, 2019: Franchise Group closes acquisition of Sears Outlet
7) November 12, 2019: Franchise Group announces relisting on Nasdaq and completes a cash self-tender offer for approximately $47.6MM and announces $0.25/share dividend
8) December 16, 2019: Franchise Group closes acquisition of The Vitamin Shoppe
9) December 30, 2019: Franchise Group announces a definitive agreement to acquire American Freight in an all cash transaction for approximately $450MM
10) February 14, 2020: Franchise Group closes acquisition of American Freight and announces completion of new $675MM credit facility

Franchise Group Proprietary Information

18

Proforma Adjusted EBITDA Reconciliation(1) ($ in 000s) Three Months Ended Six Months Ended June 27, 2020 June 27, 2020 (1) The Company does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted 2020 Proforma Adjusted EBITDA or non-GAAP EPS to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading. Proforma adjustments represent realized and unrealized synergies consistent with the Company’s credit agreement. Estimates exclude potential refranchising activities. Franchise Group Proprietary Information19

Proforma Adjusted EBITDA Reconciliation[1]

	For the Three Months Ended June 27, 2020					
	Buddy's	Liberty	American Freight	Vitamin Shoppe	Corporate	Total
	(In Thousands)					
Net Income	$ 1,522	$ (7,322)	$ (6,747)	$ (3,961)	$ (5,165)	$ (21,673)
Add back:						
Interest Expense	3,816	3,749	20,715	3,347	-	31,626
Income Tax benefit	-	389	(1,545)	-	3,037	1,882
Depreciation, Amortization & Impairment	1,514	2,379	1,553	12,419	-	17,865
Total Adjustments	5,329	6,517	20,723	15,766	3,037	51,373
EBITDA	6,852	(805)	13,976	11,805	(2,128)	$ 29,700
Adjustments to EBITDA:						
Executive Severance and Related	-	-	573	90	-	663
Stock-Based Compensation	70	148	-	-	1,636	1,854
Shareholder Litigation	-	-	-	-	156	156
Corporate Compliance	-	4	-	-	-	4
Prepayment Penalty on Early Debt Extinguishment	-	-	-	-	-	-
Accrued Judgments & Settlements	-	115	2	-	-	117
Store Closures	62	-	-	195	-	257
Acquisition Costs	54	-	9,158	605	153	9,969
Inventory Fair Value Step-up Amortization	-	-	5,932	1,470	-	7,403
Total Adjustments to EBITDA	185	267	15,665	2,360	1,945	20,422
Adjusted EBITDA	7,037	(538)	29,641	14,165	(183)	50,122
Proforma Adjustments	-	-	10,743	2,127	(269)	12,601
Proforma Adjusted EBITDA	$ 7,037	$ (538)	$ 40,384	$ 16,292	$ (452)	$ 62,723

(1) The Company does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted 2020 Proforma Adjusted EBITDA or non-GAAP EPS to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading. Proforma adjustments represent realized and unrealized synergies consistent with the Company's credit agreement. Estimates exclude potential refranchising activities.

Franchise Group Proprietary Information

20